Exhibit 99.1

PHAZAR CORP Announces Third Quarter Fiscal 2012 Financial Results

MINERAL WELLS, Texas--(BUSINESS WIRE)--April 24, 2012--PHAZAR CORP, (NASDAQ: ANTP) designs, manufactures and markets antennas, towers, support structures, masts and communication accessories worldwide. Today, PHAZAR CORP announces the unaudited results of operations for the three and nine month periods ended March 31, 2012.

Third Quarter Fiscal Year 2012

Revenues for the quarter were $1,485,107 down $506,571, or 25% from $1,991,678 for the third quarter of fiscal year 2011. The sales declines are largely attributable to significantly lower FAA related sales. The gross profit margin for the quarter, at 56% is up 20 percentage points from the 36% gross profit margin reported in the comparable period last year. The prior year gross profit margin was depressed due to start-up expenses related to new tower designs.

Sales and administrative expenses of $1,113,677 at March 31, 2012 were up $405,680, or 57% from $707,997 for the three month period in the prior year, reflecting an increase in the level of marketing wages and a one-time stock option grant. Research and development costs of $171,075 were up $76,501 from $94,574 last year, attributed to engineering costs on new antenna designs.

The Company recognized a net loss of $286,471, or $0.12 per share for the third quarter, compared to a net loss of $550,841, or $0.24 per share, in last year’s fiscal third quarter.

Nine Month Period Ending March 31, 2012

The Company reported revenues for the nine-month period of $4,992,692, a decrease of $1,856,818, or 27% compared to $6,849,510 for the comparable period last year. Net loss for the nine-month period was $402,255, or $0.17 per share compared to a net loss of $274,456, or $0.12 per share for the comparable period last year.

Backlog of Orders

The Company’s backlog of orders on March 31, 2012, totaled $1,449,250, down 27% compared to backlog of $1,985,379 at March 31, 2011 and down 36% from June 30, 2011. Incoming orders for the nine-month period ended March 31, 2012 totaled $4,190,148 versus $6,320,453 for the nine-month period ended March 31, 2011, a decrease of 34% year over year.

More information and analysis of PHAZAR CORP’s financial results will be provided in the management discussion and analysis of financial condition and results of operations in the Form 10-Q for the third quarter ended March 31, 2012, estimated to be filed with the Securities and Exchange Commission in the middle of May, 2012.

The Form 10-Q will also be available at the SEC’s website at www.sec.gov and PHAZAR CORP’s website at www.phazarcorp.com.

Product information is available at www.antennaproducts.com and www.phazar.com.

The common stock of PHAZAR CORP is listed on the NASDAQ Capital Market under the trading symbol “ANTP”. This press release contains forward-looking information within the meaning of Section 29A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performances and underlying assumption and other statements, which are other than statements of historical facts. Certain statements contained herein are forward-looking statements and, accordingly, involve risks and uncertainties, which could cause actual results, or outcomes to differ materially from those expressed in the forward-looking statements. The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, including without limitations, management’s examination of historical operating trends, data contained in the Company’s records and other data available from third parties, but there can be no assurance that management’s expectations, beliefs or projections will result, or be achieved, or accomplished.

PHAZAR CORP AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Sales and contract revenues	$ 1,485,107	$1,991,678	$4,992,692	$6,849,510
Cost of sales and contracts	651,211	1,276,435	2,703,592	4,001,801
Gross profit	833,896	715,243	2,289,100	2,847,709
Gross profit margin %	56%	36%	46%	42%

Selling, general and administration expenses	1,113,677	707,997	2,578,635	2,048,735
Research and development costs	171,075	94,574	397,935	547,106
Total operating expenses	1,284,752	802,571	2,976,570	2,595,841

Operating income (loss)	(450,856)	(87,328)	(687,470)	251,868

Other income
Interest income	23,759	13,307	91,636	40,853
Other income	8,622	51	19,973	21,821
Total other income	32,381	13,358	111,609	62,674

Income (loss) from operations before income taxes	(418,475)	(73,970)	(575,861)	314,542

Income tax expense (benefit)	(142,282)	(1,490)	(195,793)	110,637

Net income (loss) before discontinued operations	(276,193)	(72,480)	(380,068)	203,905

Loss from discontinued operations	(15,572)	(724,789)	(33,616)	(724,789)
Income tax benefit from discontinued operations	5,294	246,428	11,429	246,428
Net loss from discontinued operations	(10,278)	(478,361)	(22,187)	(478,361)
Net loss	$(286,471)	$(550,841)	$(402,255)	$(274,456)

Basic income (loss) per common share
Continuing operations	$(0.12)	$(0.03)	$(0.16)	$0.09
Discontinued operations	-	(0.21)	(0.01)	(0.21)
Net loss	$(0.12)	$(0.24)	$(0.17)	$(0.12)

Diluted income (loss) per common share
Continuing operations	$(0.12)	$(0.03)	$(0.16)	$0.09
Discontinued operations	-	(0.21)	(0.01)	(0.21)
Net loss	$(0.12)	$(0.24)	$(0.17)	$(0.12)

Basic weighted average of common shares outstanding	2,315,080	2,307,588	2,313,264	2,305,987
Diluted weighted average of common shares outstanding	2,315,080	2,310,510	2,313,264	2,308,853

PHAZAR CORP AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	March 31, 2012 (Unaudited)	June 30, 2011
CURRENT ASSETS
Cash and cash equivalents	$857,430	$1,169,318
Accounts receivable:
Trade, net of allowance for doubtful accounts of $0
as of March 31, 2012 and June 30, 2011	688,736	785,664
Inventories	2,675,766	2,732,232
Prepaid expenses and other assets	52,445	125,989
Income taxes receivable	29,321	236,366
Deferred income taxes	224,875	224,875
Total current assets	4,528,573	5,274,444

Property and equipment, net	1,030,955	1,043,435

Note receivable	1,363,053	963,684
Deferred income tax – non-current	430,877	252,617
TOTAL ASSETS	$7,353,458	$7,534,180

CURRENT LIABILITIES
Accounts payable	$194,407	$216,575
Accrued liabilities	383,086	284,969
Deferred revenues	4,620	2,355
Liabilities held for discontinued operations	114,571	178,060
Total current liabilities	696,684	681,959

TOTAL LIABILITIES	$696,684	$681,959

COMMITMENTS AND CONTINGENCIES	$-	$-

SHAREHOLDERS’ EQUITY
Preferred Stock, $1 par, 2,000,000 shares authorized, none issued
or outstanding, attributes to be determined when issued	-	-

Common stock, $0.01 par, 6,000,000 shares authorized
2,390,628 and 2,385,128 issued on March 31, 2012 and June 30, 2011, respectively	23,907	23,852

Additional paid in capital	4,723,987	4,517,234
Treasury stock, at cost, 74,691 shares on March 31, 2012 and June 30, 2011	(215,918)	(215,918)
Retained earnings	2,124,798	2,527,053
Total shareholders’ equity	6,656,774	6,852,221

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$7,353,458	$7,534,180

PHAZAR CORP AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended
	March 31, 2012 (Unaudited)	March 31, 2011 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(402,255)	$(274,456)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	97,040	98,784
Loss from discontinued operations	22,187	-
Stock based compensation	206,808	84,829
Deferred federal income tax	(178,260)	(104,040)
Changes in operating assets and liabilities:
Accounts receivable	96,928	4,887
Inventories	56,466	463,899
Income taxes receivable	207,045	25,538
Prepaid expenses and other assets	73,544	29,781
Accounts payable	(22,168)	(496,463)
Accrued liabilities	98,117	118,202
Deferred revenues	2,265	(3,716)
Net cash used in discontinued operations	(85,676)	-
Net cash provided by (used in) operating activities	172,041	(52,755)

CASH FLOWS FROM INVESTING ACTIVITIES:
Funding of note receivable	(399,369)	(323,000)
Purchase of property and equipment	(84,560)	(16,003)
Net cash used in investing activities	(483,929)	(339,003)

Net decrease in cash and cash equivalents	(311,888)	(391,758)
CASH AND CASH EQUIVALENTS, beginning of period	1,169,318	1,403,839
CASH AND CASH EQUIVALENTS, end of period	$857,430	$1,012,081

CONTACT:
PHAZAR CORP
Kathy Kindle, 940-325-3301
Fax: 940-325-0716
kindle@phazarcorp.com